Filed under Rule 497(k)

Registration No. 333-53589

VALIC Company II

Small Cap Value Fund

(the “Fund”)

Supplement dated October 18, 2016, to the Fund’s

Summary Prospectus dated January 1, 2016, as amended

The following changes are effective as of September 23, 2016:

In the section entitled “Fund Summary: Small Cap Value Fund – Investment Adviser,” the portfolio manager disclosure with respect to Wells Capital Management Incorporated (f/k/a Metropolitan West Capital Management, LLC) (“WellsCap”) is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title
Ann Miletti	2016	Managing Director and Lead Portfolio Manager

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.